                                                                     EXHIBIT 99G

                                 U S WEST, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined statements of operations of U S WEST, Inc. ("U S WEST") and the U S WEST Media Group (the "Media Group") for the year ended December 31, 1995 give effect to (i) the merger of U S WEST and Continental Cablevision, Inc. ("Continental") (the "Merger"), (ii) U S WEST's planned refinancing of Continental's revolving debt facilities following consummation of the Merger through the issuance of U S WEST commercial paper (the "U S WEST Refinancing"), (iii) the pending acquisition by Continental of the remaining 62.1% interest in Meredith/New Heritage Strategic Partners, L.P. (the "MN/H Buyout"), (iv) the acquisition by Continental of Cablevision of Chicago, Columbia Cable of Michigan, Consolidated Cablevision of California, the cable television business of Providence Journal Company and the remaining 66.2% interest in N-COM Limited Partnership II, (v) the sale by Continental of its 8.30% senior notes due 2006 and the application of the net proceeds therefrom,
(vi) the redemption by Teleport Communications Group, Inc. ("TCG") of a portion of the shares of common stock of TCG owned by Continental and the reclassification of Continental's remaining interest in TCG (the "TCG Transaction") and (vii) the consummation of Phase II of a joint venture between U S WEST and AirTouch Communications, Inc. ("AirTouch"). Upon consummation of Phase II of the joint venture, the domestic cellular properties of U S WEST and AirTouch will be combined (the "U S WEST/AirTouch Joint Venture"), as though each transaction had occurred as of January 1, 1995. The following unaudited pro forma condensed combined statements of operations of U S WEST and the Media Group for the nine months ended September 30, 1996 give effect to (i) the Merger, (ii) the U S WEST Refinancing, (iii) the MN/H Buyout, (iv) the TCG Transaction and (v) the consummation of the U S WEST/AirTouch Joint Venture, as though each transaction had occurred as of January 1, 1996. The following unaudited pro forma condensed combined balance sheets of U S WEST and the Media Group at September 30, 1996 give effect to (i) the Merger, (ii) the U S WEST Refinancing, (iii) the MN/H Buyout and (iv) the consummation of the U S WEST/AirTouch Joint Venture, as though each transaction had occurred on September 30, 1996.

    The pro forma adjustments are based on available information and certain assumptions that U S WEST's management believes are reasonable and are described in the notes accompanying the unaudited pro forma condensed combined balance sheets and the unaudited pro forma condensed combined statements of operations. The unaudited pro forma financial information does not purport to represent what U S WEST or the Media Group's financial position or results of operations would actually have been had the transactions actually occurred at such dates or to project U S WEST or the Media Group's financial position or results of operations at or for any future date or period. In the opinion of U S WEST's management, all adjustments necessary to present fairly such unaudited pro forma financial information have been made.

    The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of U S WEST, the Media Group, and Continental, including the notes thereto, and with the pro forma financial statements of Continental. Continental pro forma financial statements are attached hereto as an Exhibit.

THE MERGER

    U S WEST will account for the Merger by the purchase method of accounting. Accordingly, U S WEST's cost to acquire Continental of approximately $11.5 billion (as of September 30, 1996) will be allocated to the assets acquired and liabilities assumed according to their respective fair values. The $7.6 billion pro forma excess of the purchase price over the net tangible assets acquired at September 30, 1996, and goodwill related to a deferred income tax liability of $3.1 billion, will be amortized over 25 years, except for intangible assets allocated to Continental's equity method investments, which will be amortized over 15 years. Amortization related to Continental's equity method investments will be recorded as a component of equity income (loss) in unconsolidated ventures. The intangible assets acquired consist principally of the cable television franchises of Continental and goodwill.

    The final allocation of the purchase price is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make such an allocation in the accompanying unaudited pro forma condensed combined financial statements. Accordingly, the purchase price allocation adjustments made in connection with the development of the unaudited pro forma condensed combined financial statements are preliminary and have been made solely for the purpose of developing such unaudited pro forma condensed combined financial statements.

    The impact on U S WEST's financial position from the disposition of certain Continental properties as required by federal rules governing cross-ownership by telephone companies of cable companies and provision of "in-region" interLATA services is not expected to be material to the pro forma financial statements and, accordingly, has not been reflected in the unaudited pro forma condensed combined financial statements. Certain reclassifications have been made to the Continental historical consolidated financial statements and pro forma amounts to reflect such financial statements on a basis consistent with the unaudited pro forma condensed combined financial statements of U S WEST and the Media Group after giving effect to the Merger.

U S WEST/AIRTOUCH JOINT VENTURE

    In July 1994, U S WEST signed an agreement with AirTouch to combine their domestic cellular properties into a joint venture in a multi-phased transaction. During Phase I, which commenced on November 1, 1995, the partners are operating their cellular properties separately. A wireless management company has been formed and is providing centralized services to both companies on a contract basis. In Phase II, the partners will combine their domestic properties into a joint venture, subject to obtaining certain authorizations. The parties are seeking to obtain regulatory and other approvals precedent to entering into Phase II. The recent passage of the 1996 Telecommunications Act has removed significant regulatory barriers to completion of Phase II.

    U S WEST's domestic cellular assets and related liabilities will be contributed to the U S WEST/ AirTouch Joint Venture at historical cost after which the equity method of accounting will be applied. The equity method of accounting requires recognition of U S WEST's share of the financial condition and operating results of the U S WEST/AirTouch Joint Venture on one line on the balance sheet and statement of operations. The assumed ownership interests for U S WEST and AirTouch approximate 26 percent and 74 percent, respectively, pursuant to the partnership agreement. The actual interests of U S WEST and AirTouch in the capital, income (loss) and cash flows of the joint venture will depend on a number of factors, the outcome of which cannot be reliably estimated. These factors include, among other things, the timing of the actual closing of Phase II and the ability of the parties to contribute certain of their domestic cellular interests to the joint venture. Accordingly, U S WEST cannot predict the actual interest it will have upon the closing of Phase II in the capital, income (loss) or cash flow of the U S WEST/AirTouch Joint Venture. U S WEST's interest in the joint venture will further adjust depending on the timing of the contribution of its PCS investment. The timing of such contribution is at U S WEST's discretion and will occur either at the closing of Phase II or a date selected by U S WEST, no later than mid-1998. The closing of Phase II is conditioned upon the satisfaction of certain conditions, including the ability of AirTouch and U S WEST to contribute at least 60 percent of their respective domestic cellular interests to the joint venture. U S WEST anticipates that Phase II will close in early 1997.

    Some of the cellular interests of AirTouch and U S WEST are subject to consent provisions in connection with certain transactions. In addition, other partnership interests may, under certain circumstances, be subject to rights of first refusal provisions in favor of third parties. The foregoing provisions may or may not preclude certain properties from being contributed to the U S WEST/AirTouch Joint Venture. To the extent any such properties have not been contributed to the U S WEST/AirTouch Joint Venture at the time of Phase II closing, U S WEST and AirTouch are obligated throughout the life of the U S WEST/ AirTouch Joint Venture to continue to use reasonable efforts to effect such contribution. U S WEST and AirTouch have agreed that, in the event that either is unable to contribute all of its domestic cellular interests to the U S WEST/AirTouch Joint Venture, the parties will restructure, among other things, the allocation of profits and losses and the distribution of cash and property of the U S WEST/AirTouch Joint Venture or, to the extent such a restructuring is not feasible, to otherwise compensate each party to achieve the same economic result each party would have obtained if all of the parties' domestic cellular properties had been contributed to the joint venture at the Phase II closing. As a result, U S WEST cannot predict the actual interest it will have in the U S WEST/AirTouch Joint Venture upon Phase II closing. The following pro forma information reflects the assumption that all domestic cellular properties are contributed to the U S WEST/

AirTouch Joint Venture. U S WEST believes this assumption is reasonable because of the continuing obligations of U S WEST and AirTouch to affect the contribution of their respective domestic cellular assets to the U S WEST/AirTouch Joint Venture. In addition, management believes the effect on U S WEST's financial position and results of operations if certain domestic cellular properties are not contributed to the U S WEST/AirTouch Joint Venture would not be material.

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                                                                                   U S WEST      U S WEST/
                                                                                     U S WEST      PRO FORMA   AIRTOUCH JOINT
                                                       U S WEST     CONTINENTAL    ADJUSTMENTS      FOR THE       VENTURE
                                                      HISTORICAL     PRO FORMA    FOR THE MERGER    MERGER      ADJUSTMENTS
                                                      -----------  -------------  --------------  -----------  --------------
Sales and other revenues............................   $  11,746     $   1,782(A)                  $  13,528    $    (882)(N)
Employee-related expenses...........................       4,071           379(A)                      4,450         (152)(N)
Other operating expenses............................       2,323           662(A)                      2,985         (445)(N)
Taxes other than income taxes.......................         416            15(A)                        431          (17)(N)
Depreciation and amortization.......................       2,291           451(A)  $     376(B)        3,118         (121)(N)
                                                      -----------       ------         -----      -----------       -----
Total operating expenses............................       9,101         1,507           376          10,984         (735)
                                                      -----------       ------         -----      -----------       -----
Income (loss) from operations.......................       2,645           275          (376)          2,544         (147)
Other income (expense):
  Interest expense..................................        (527)         (444)(A)        (10)(C)       (981)           1(N)
  Equity (losses) income in unconsolidated
   ventures.........................................        (207)          (53)(A)        (39)(D)       (299)         146(N)
                                                                                                                       11(O)
  Gains on merger of joint venture interest and
   sales of other assets............................         293            24(A)                        317
  Guaranteed minority interest expense..............         (14)                                        (14)
  Other income (expense) net........................         (36)            7(A)                        (29)          17(N)
                                                      -----------       ------         -----      -----------       -----
Income (loss) before income taxes and extraordinary
 items..............................................       2,154          (191)         (425)          1,538           28
Provision (benefit) for income taxes................         825           (59)(A)       (124)(E)        642           11(P)
                                                      -----------       ------         -----      -----------       -----
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS............       1,329          (132)         (301)            896           17
Dividend and preferences on preferred stock.........          (3)          (40)(A)         (9)(F)        (52)
                                                      -----------       ------         -----      -----------       -----
Income (loss) before extraordinary items available
 for common stock...................................   $   1,326     $    (172)    $    (310)      $     844    $      17
                                                      -----------       ------         -----      -----------       -----
                                                      -----------       ------         -----      -----------       -----
INCOME BEFORE EXTRAORDINARY ITEM PER SHARE OF
 COMMUNICATIONS STOCK...............................   $    2.52                                   $    2.52
                                                      -----------                                 -----------
                                                      -----------                                 -----------
AVERAGE SHARES OF COMMUNICATIONS STOCK OUTSTANDING
 (MILLIONS).........................................      470.72                                      470.72
                                                      -----------                                 -----------
                                                      -----------                                 -----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM PER SHARE OF
 MEDIA STOCK........................................   $    0.30                                   $   (0.55)(G)
                                                      -----------                                 -----------
                                                      -----------                                 -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).........................................      470.55                                      621.15(G)
                                                      -----------                                 -----------
                                                      -----------                                 -----------


                                                         U S WEST
                                                         PRO FORMA
                                                      ---------------
Sales and other revenues............................     $  12,646
Employee-related expenses...........................         4,298
Other operating expenses............................         2,540
Taxes other than income taxes.......................           414
Depreciation and amortization.......................         2,997
                                                           -------
Total operating expenses............................        10,249
                                                           -------
Income (loss) from operations.......................         2,397
Other income (expense):
  Interest expense..................................          (980)
  Equity (losses) income in unconsolidated
   ventures.........................................
                                                              (142)
  Gains on merger of joint venture interest and
   sales of other assets............................           317
  Guaranteed minority interest expense..............           (14)
  Other income (expense) net........................           (12)
                                                           -------
Income (loss) before income taxes and extraordinary
 items..............................................         1,566
Provision (benefit) for income taxes................           653
                                                           -------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS............           913
Dividend and preferences on preferred stock.........           (52)
                                                           -------
Income (loss) before extraordinary items available
 for common stock...................................     $     861
                                                           -------
                                                           -------
INCOME BEFORE EXTRAORDINARY ITEM PER SHARE OF
 COMMUNICATIONS STOCK...............................     $    2.52
                                                           -------
                                                           -------
AVERAGE SHARES OF COMMUNICATIONS STOCK OUTSTANDING
 (MILLIONS).........................................        470.72
                                                           -------
                                                           -------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM PER SHARE OF
 MEDIA STOCK........................................     $   (0.52)
                                                           -------
                                                           -------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).........................................        621.15
                                                           -------
                                                           -------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                                                                               U S WEST       U S WEST/
                                                                                 U S WEST      PRO FORMA   AIRTOUCH JOINT
                                                   U S WEST     CONTINENTAL    ADJUSTMENTS      FOR THE        VENTURE
                                                  HISTORICAL     PRO FORMA    FOR THE MERGER    MERGER       ADJUSTMENTS
                                                  -----------  -------------  --------------  -----------  ---------------
Sales and other revenues........................   $   9,353    $   1,454(A)                   $  10,807     $    (823)(N)
Employee-related expenses.......................       3,246          302(A)                       3,548          (130)(N)
Other operating expenses........................       1,823          549(A)                       2,372          (373)(N)
Taxes other than income taxes...................         319           16(A)                         335           (13)(N)
Depreciation and amortization...................       1,796          360(A)   $     260(B)        2,416          (107)(N)
                                                  -----------      ------          -----      -----------        -----
Total operating expenses........................       7,184        1,227            260           8,671          (623)
                                                  -----------      ------          -----      -----------        -----
Income (loss) from operations...................       2,169          227           (260)          2,136          (200)
Other income (expense):
  Interest expense..............................        (411)        (361)(A)         (8)(C)        (780)            2(N)
  Equity (losses) income in unconsolidated
   ventures.....................................        (224)        (107)(A)        (29)(D)        (360)          164(N)
                                                                                                                     8(O)
  Gains on sales of rural telephone exchanges...          51                                          51
  Guaranteed minority interest expense..........         (36)                                        (36)
  Other income (expense) -- net.................         (47)          60(A)                          13            21(N)
                                                  -----------      ------          -----      -----------        -----
Income (loss) before income taxes and cumulative
 effect of change in accounting principle.......       1,502         (181)          (297)          1,024            (5)
Provision (benefit) for income taxes............         588          (33)(A)        (84)(E)         471            (2) (P)
                                                  -----------      ------          -----      -----------        -----
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE
 IN ACCOUNTING PRINCIPLE........................         914         (148)          (213)            553            (3)
Dividend and preferences on preferred stock.....          (3)         (32)(A)         (5)(F)         (40)
                                                  -----------      ------          -----      -----------        -----
Income (loss) before cumulative effect of change
 in accounting principle available for common
 stock..........................................   $     911    $    (180)     $    (218)      $     513     $      (3)
                                                  -----------      ------          -----      -----------        -----
                                                  -----------      ------          -----      -----------        -----
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE PER SHARE OF
 COMMUNICATIONS STOCK...........................   $    1.90                                   $    1.90
                                                  -----------                                 -----------
                                                  -----------                                 -----------
AVERAGE SHARES OF COMMUNICATIONS STOCK
 OUTSTANDING (MILLIONS).........................       476.7                                       476.7
                                                  -----------                                 -----------
                                                  -----------                                 -----------
INCOME (LOSS) PER SHARE OF MEDIA STOCK..........   $    0.01                                   $   (0.63)(G)
                                                  -----------                                 -----------
                                                  -----------                                 -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).....................................      473.50                                      624.10(G)
                                                  -----------                                 -----------
                                                  -----------                                 -----------


                                                     U S WEST
                                                     PRO FORMA
                                                  ---------------
Sales and other revenues........................     $   9,984
Employee-related expenses.......................         3,418
Other operating expenses........................         1,999
Taxes other than income taxes...................           322
Depreciation and amortization...................         2,309
                                                       -------
Total operating expenses........................         8,048
                                                       -------
Income (loss) from operations...................         1,936
Other income (expense):
  Interest expense..............................          (778)
  Equity (losses) income in unconsolidated
   ventures.....................................
                                                          (188)
  Gains on sales of rural telephone exchanges...            51
  Guaranteed minority interest expense..........           (36)
  Other income (expense) -- net.................            34
                                                       -------
Income (loss) before income taxes and cumulative
 effect of change in accounting principle.......         1,019
Provision (benefit) for income taxes............           469
                                                       -------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE
 IN ACCOUNTING PRINCIPLE........................           550
Dividend and preferences on preferred stock.....           (40)
                                                       -------
Income (loss) before cumulative effect of change
 in accounting principle available for common
 stock..........................................     $     510
                                                       -------
                                                       -------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE PER SHARE OF
 COMMUNICATIONS STOCK...........................     $    1.90
                                                       -------
                                                       -------
AVERAGE SHARES OF COMMUNICATIONS STOCK
 OUTSTANDING (MILLIONS).........................         476.7
                                                       -------
                                                       -------
INCOME (LOSS) PER SHARE OF MEDIA STOCK..........     $   (0.63)
                                                       -------
                                                       -------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).....................................        624.10
                                                       -------
                                                       -------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                 U S WEST, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1996

                              DOLLARS IN MILLIONS

                                                                                                 U S WEST      U S WEST/
                                                                                   U S WEST      PRO FORMA   AIRTOUCH JOINT
                                                     U S WEST     CONTINENTAL    ADJUSTMENTS      FOR THE       VENTURE
                                                    HISTORICAL     PRO FORMA    FOR THE MERGER    MERGER      ADJUSTMENTS
                                                    -----------  -------------  --------------  -----------  --------------
ASSETS
Total current assets..............................   $   2,936    $     156(A)                   $   3,092    $    (180)(Q)
Property, plant and equipment -- net..............      15,227        2,553(A)                      17,780         (844)(Q)
Investment in Time Warner Entertainment...........       2,493                                       2,493
Investments in other unconsolidated ventures......       1,371          532(A)   $     601(H)        2,504        1,037(Q)
Intangible assets -- net..........................       1,791        1,953(A)       8,079(H)       11,823         (430)(Q)
Other assets......................................       1,765          746(A)                       2,511           (6)(Q)
                                                    -----------  -------------      ------      -----------      ------
Total assets......................................   $  25,583    $   5,940      $   8,680       $  40,203    $    (423)
                                                    -----------  -------------      ------      -----------      ------
                                                    -----------  -------------      ------      -----------      ------

LIABILITIES AND EQUITY
Total current liabilities.........................   $   4,866    $     441(A)   $   4,615(I)    $   9,922    $    (313)(Q)
Long-term debt....................................       7,402        5,958(A)      (3,069)(J)      10,291
Deferred taxes, credits and other.................       4,382          435(A)       2,730(K)        7,547         (110)(Q)
Redeemable preferred securities...................         651                                         651
Redeemable common stock...........................                      278(A)        (278)(L)
Total equity......................................       8,282       (1,172)(A)      4,682(M)       11,792
                                                    -----------  -------------      ------      -----------      ------
Total liabilities and equity......................   $  25,583    $   5,940      $   8,680       $  40,203    $    (423)
                                                    -----------  -------------      ------      -----------      ------
                                                    -----------  -------------      ------      -----------      ------


                                                     U S WEST
                                                     PRO FORMA
                                                    -----------
ASSETS
Total current assets..............................   $   2,912
Property, plant and equipment -- net..............      16,936
Investment in Time Warner Entertainment...........       2,493
Investments in other unconsolidated ventures......       3,541
Intangible assets -- net..........................      11,393
Other assets......................................       2,505
                                                    -----------
Total assets......................................   $  39,780
                                                    -----------
                                                    -----------
LIABILITIES AND EQUITY
Total current liabilities.........................   $   9,609
Long-term debt....................................      10,291
Deferred taxes, credits and other.................       7,437
Redeemable preferred securities...................         651
Redeemable common stock...........................
Total equity......................................      11,792
                                                    -----------
Total liabilities and equity......................   $  39,780
                                                    -----------
                                                    -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                              U S WEST MEDIA GROUP
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                                                                                MEDIA GROUP     U S WEST/
                                                                                 MEDIA GROUP     PRO FORMA   AIRTOUCH JOINT
                                                    MEDIA GROUP   CONTINENTAL    ADJUSTMENTS      FOR THE        VENTURE
                                                    HISTORICAL     PRO FORMA    FOR THE MERGER    MERGER       ADJUSTMENTS
                                                    -----------  -------------  --------------  -----------  ---------------
Sales and other revenues
  Directory and information services..............   $   1,180                                   $   1,180
  Wireless communications.........................         941                                         941     $    (941)(N)
  Cable and telecommunications....................         215     $   1,782(A)                      1,997
  Other...........................................          38                                          38             2(N)
                                                    -----------       ------                    -----------        -----
Total sales and other revenues....................       2,374         1,782                         4,156          (939)
Cost of sales and other revenues..................         772           632(A)                      1,404          (244)(N)
Selling, general and administrative expenses......         886           424(A)                      1,310          (427)(N)
Depreciation and amortization.....................         249           451(A)  $     376(B)        1,076          (121)(N)
                                                    -----------       ------         -----      -----------        -----
Total operating expenses..........................       1,907         1,507           376           3,790          (792)
                                                    -----------       ------         -----      -----------        -----
Income (loss) from operations.....................         467           275          (376)            366          (147)
Other income (expense):
  Interest expense................................        (100)         (444)(A)        (10)(C)       (554)            1(N)
  Equity (losses) income in unconsolidated
   ventures.......................................        (207)          (53)(A)        (39)(D)       (299)          146(N)
                                                                                                                      11(O)
  Gains on merger of joint venture interest and
   sales of other assets..........................         157            24(A)                        181
  Guaranteed minority interest expense............         (14)                                        (14)
  Other income -- net.............................           5             7(A)                         12            17(N)
                                                    -----------       ------         -----      -----------        -----
Income (loss) before income taxes and
 extraordinary item...............................         308          (191)         (425)           (308)           28
Provision (benefit) for income taxes..............         163           (59)(A)       (124)(E)        (20)           11(P)
                                                    -----------       ------         -----      -----------        -----
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM...........         145          (132)         (301)           (288)           17
Dividend and preferences on preferred stock.......          (3)          (40)(A)         (9)(F)        (52)
                                                    -----------       ------         -----      -----------        -----
Income (loss) before extraordinary item available
 for Media Stock..................................   $     142     $    (172)    $    (310)      $    (340)    $      17
                                                    -----------       ------         -----      -----------        -----
                                                    -----------       ------         -----      -----------        -----
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM PER SHARE
 OF MEDIA STOCK...................................   $    0.30                                   $   (0.55)(G)
                                                    -----------                                 -----------
                                                    -----------                                 -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).......................................      470.55                                      621.15(G)
                                                    -----------                                 -----------
                                                    -----------                                 -----------


                                                    MEDIA GROUP
                                                     PRO FORMA
                                                    -----------
Sales and other revenues
  Directory and information services..............   $   1,180
  Wireless communications.........................          --
  Cable and telecommunications....................       1,997
  Other...........................................          40
                                                    -----------
Total sales and other revenues....................       3,217
Cost of sales and other revenues..................       1,160
Selling, general and administrative expenses......         883
Depreciation and amortization.....................         955
                                                    -----------
Total operating expenses..........................       2,998
                                                    -----------
Income (loss) from operations.....................         219
Other income (expense):
  Interest expense................................        (553)
  Equity (losses) income in unconsolidated
   ventures.......................................
                                                          (142)
  Gains on merger of joint venture interest and
   sales of other assets..........................         181
  Guaranteed minority interest expense............         (14)
  Other income -- net.............................          29
                                                    -----------
Income (loss) before income taxes and
 extraordinary item...............................        (280)
Provision (benefit) for income taxes..............          (9)
                                                    -----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM...........        (271)
Dividend and preferences on preferred stock.......         (52)
                                                    -----------
Income (loss) before extraordinary item available
 for Media Stock..................................   $    (323)
                                                    -----------
                                                    -----------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM PER SHARE
 OF MEDIA STOCK...................................   $   (0.52)
                                                    -----------
                                                    -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).......................................      621.15
                                                    -----------
                                                    -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                              U S WEST MEDIA GROUP
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                 DOLLARS IN MILLIONS (EXCEPT PER SHARE AMOUNTS)

                                                                                               MEDIA GROUP     U S WEST/
                                                                                MEDIA GROUP     PRO FORMA   AIRTOUCH JOINT
                                                  MEDIA GROUP   CONTINENTAL     ADJUSTMENTS      FOR THE        VENTURE
                                                  HISTORICAL     PRO FORMA     FOR THE MERGER    MERGER       ADJUSTMENTS
                                                  -----------  --------------  --------------  -----------  ---------------
Sales and other revenues
  Directory and information services............   $     908                                    $     908
  Wireless communications.......................         869                                          869    $    (869)(N)
  Cable and telecommunications..................         176    $   1,454(A)                        1,630
  Other.........................................          12                                           12
                                                  -----------      ------                      -----------       -----
Total sales and other revenues..................       1,965        1,454                           3,419         (869)
Cost of sales and other revenues................         626          512(A)                        1,138         (215)(N)
Selling, general and administrative expenses....         698          355(A)                        1,053         (347)(N)
Depreciation and amortization...................         216          360(A)    $     260(B)          836         (107)(N)
                                                  -----------      ------           -----      -----------       -----
Total operating expenses........................       1,540        1,227             260           3,027         (669)
                                                  -----------      ------           -----      -----------       -----
Income (loss) from operations...................         425          227            (260)            392         (200)
Other income (expense):
  Interest expense..............................         (80)        (361)(A)          (8)(C)        (449)           5(N)
  Equity (losses) income in unconsolidated
   ventures.....................................        (224)        (107)(A)         (29)(D)        (360)         164(N)
                                                                                                                     8(O)
  Guaranteed minority interest expense..........         (36)                                         (36)
  Other income (expense) -- net.................         (24)          60(A)                           36           18(N)
                                                  -----------      ------           -----      -----------       -----
Income (loss) before income taxes...............          61         (181)           (297)           (417)          (5)
Provision (benefit) for income taxes............          51          (33)(A)         (84)(E)         (66)          (2)(P)
                                                  -----------      ------           -----      -----------       -----
NET INCOME (LOSS)...............................          10         (148)           (213)           (351)          (3)
Dividend and preferences on preferred stock.....          (3)         (32)(A)          (5)(F)         (40)
                                                  -----------      ------           -----      -----------       -----
Income (loss) available for Media Stock.........   $       7    $    (180)      $    (218)      $    (391)   $      (3)
                                                  -----------      ------           -----      -----------       -----
                                                  -----------      ------           -----      -----------       -----

INCOME (LOSS) PER SHARE OF MEDIA STOCK..........   $    0.01                                    $   (0.63)(G)
                                                  -----------                                  -----------
                                                  -----------                                  -----------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).....................................      473.50                                       624.10(G)
                                                  -----------                                  -----------
                                                  -----------                                  -----------


                                                  MEDIA GROUP PRO
                                                       FORMA
                                                  ---------------
Sales and other revenues
  Directory and information services............     $     908
  Wireless communications.......................            --
  Cable and telecommunications..................         1,630
  Other.........................................            12
                                                       -------
Total sales and other revenues..................         2,550
Cost of sales and other revenues................           923
Selling, general and administrative expenses....           706
Depreciation and amortization...................           729
                                                       -------
Total operating expenses........................         2,358
                                                       -------
Income (loss) from operations...................           192
Other income (expense):
  Interest expense..............................          (444)
  Equity (losses) income in unconsolidated
   ventures.....................................
                                                          (188)
  Guaranteed minority interest expense..........           (36)
  Other income (expense) -- net.................            54
                                                       -------
Income (loss) before income taxes...............          (422)
Provision (benefit) for income taxes............           (68)
                                                       -------
NET INCOME (LOSS)...............................          (354)
Dividend and preferences on preferred stock.....           (40)
                                                       -------
Income (loss) available for Media Stock.........     $    (394)
                                                       -------
                                                       -------
INCOME (LOSS) PER SHARE OF MEDIA STOCK..........     $   (0.63)
                                                       -------
                                                       -------
AVERAGE SHARES OF MEDIA STOCK OUTSTANDING
 (MILLIONS).....................................        624.10
                                                       -------
                                                       -------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                              U S WEST MEDIA GROUP
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                              DOLLARS IN MILLIONS

                                                                                              MEDIA GROUP    U S WEST/
                                                     MEDIA                     MEDIA GROUP     PRO FORMA   AIRTOUCH JOINT
                                                     GROUP      CONTINENTAL    ADJUSTMENTS      FOR THE       VENTURE
                                                  HISTORICAL     PRO FORMA    FOR THE MERGER    MERGER      ADJUSTMENTS
                                                  -----------  -------------  --------------  -----------  --------------
ASSETS
Total current assets............................   $     836    $     156(A)                   $     992    $    (186)(Q)
Property, plant and equipment -- net............       1,428        2,553(A)                       3,981         (844)(Q)
Investment in Time Warner Entertainment.........       2,493                                       2,493
Investments in other unconsolidated ventures....       1,371          532(A)   $     601(H)        2,504        1,037(Q)
Intangible assets -- net........................       1,791        1,953(A)       8,079(H)       11,823         (430)(Q)
Other assets....................................         934          746(A)                       1,680           (6)(Q)
                                                  -----------  -------------      ------      -----------      ------
Total assets....................................   $   8,853    $   5,940      $   8,680       $  23,473    $    (429)
                                                  -----------  -------------      ------      -----------      ------
                                                  -----------  -------------      ------      -----------      ------
LIABILITIES AND EQUITY
Total current liabilities.......................   $   1,364    $     441(A)   $   4,615(I)    $   6,420    $    (319)(Q)
Long-term debt..................................       1,741        5,958(A)      (3,069)(J)       4,630
Deferred taxes, credits and other...............         632          435(A)       2,730(K)        3,797         (110)(Q)
Redeemable preferred securities.................         651                                         651
Redeemable common stock.........................                      278(A)        (278)(L)
Total equity....................................       4,465       (1,172)(A)      4,682(M)        7,975
                                                  -----------  -------------      ------      -----------      ------
Total liabilities and equity....................   $   8,853    $   5,940      $   8,680       $  23,473    $    (429)
                                                  -----------  -------------      ------      -----------      ------
                                                  -----------  -------------      ------      -----------      ------


                                                   MEDIA GROUP
                                                    PRO FORMA
                                                  -------------
ASSETS
Total current assets............................    $     806
Property, plant and equipment -- net............        3,137
Investment in Time Warner Entertainment.........        2,493
Investments in other unconsolidated ventures....        3,541
Intangible assets -- net........................       11,393
Other assets....................................        1,674
                                                  -------------
Total assets....................................    $  23,044
                                                  -------------
                                                  -------------
LIABILITIES AND EQUITY
Total current liabilities.......................    $   6,101
Long-term debt..................................        4,630
Deferred taxes, credits and other...............        3,687
Redeemable preferred securities.................          651
Redeemable common stock.........................
Total equity....................................        7,975
                                                  -------------
Total liabilities and equity....................    $  23,044
                                                  -------------
                                                  -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                    U S WEST, INC. AND U S WEST MEDIA GROUP
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

THE MERGER

(A) See Exhibit G -- "Continental Cablevision, Inc. -- Unaudited Pro Forma Condensed Combined Financial Statements." Certain reclassifications have been made to the Continental pro forma amounts to reflect such financial statements on a basis consistent with the unaudited pro forma condensed combined financial statements of U S WEST and the Media Group after giving effect to the Merger.

(B) Reflects incremental amortization expense for the excess of the purchase price over net tangible assets acquired (excluding intangible assets related to Continental's equity method investments), in addition to adjustments to reflect depreciation of tangible cable assets over 6 years. The excess of the purchase price over the net tangible cable assets acquired is being amortized over 25 years.

(C) Represents assumed interest expense of $65 million annually ($49 million for nine months) on the issuance of $1.15 billion of U S WEST commercial paper to fund the cash portion of the Merger consideration. Such interest expense was calculated at U S WEST's approximate commercial paper borrowing rate of
    5.65 percent at September 30, 1996. A 1/8 percentage point change in the assumed financing rate would change annual interest expense by $1.44 million. Also reflects a reduction in interest expense of $55 million annually ($41 million for nine months) related to the planned refinancing of Continental's revolving debt facilities with the issuance of $3.441 billion of U S WEST commercial paper. Such interest expense was calculated using an assumed interest savings of 1.60 percent based on the difference between the U S WEST commercial paper rate and the Continental rate on its revolving debt facilities. A 1/8 percentage point change in the assumed rate on the refinancing would change annual interest expense by $4.3 million.

(D) Reflects incremental amortization for the excess of the purchase price over the net tangible cable assets acquired related to Continental's equity method investments being amortized over 15 years.

(E) Reflects the estimated income tax effect of the pro forma adjustments.

(F) Dividends associated with the issuance of $1 billion in liquidation value of 4.5% Series D Preferred Stock less Continental's historical accretion of preferred stock preferences.

(G) Media Stock pro forma loss per share assumes the issuance of approximately
    150.6 million Media shares at a price of $17.20 per share on January 1, 1995. The share price is computed based on the average of the closing sales prices for the Media stock for the five-day trading period surrounding the October 7, 1996 announcement of the final terms of the merger. The trading period began on October 3, 1996 and ended on October 9, 1996.

(H) Represents the allocation of the purchase price to intangible assets acquired. The purchase price and the excess of the purchase price over the net tangible assets acquired at September 30, 1996, are as follows (in millions):

Purchase Price:
  Media Stock issued............................................  $   2,590
  Series D Preferred Stock issued at fair value.................        920
  Cash paid through issuance of commercial paper................      1,150
  Acquisition costs.............................................         20
                                                                  ---------
  Total consideration...........................................      4,680
  Debt and other liabilities assumed at fair value..............      6,805
                                                                  ---------
  Purchase price, excluding deferred income tax gross up........  $  11,485
                                                                  ---------
                                                                  ---------
Excess of Purchase Price over Net Tangible Assets Acquired:
  Purchase price................................................  $  11,485
  Net tangible assets acquired (including acquisitions).........      3,935
                                                                  ---------
  Excess of purchase price over net tangible assets acquired....      7,550
  Deferred income tax gross up..................................      3,135
                                                                  ---------
  Total intangible assets acquired..............................  $  10,685
                                                                  ---------
                                                                  ---------
  Allocation of intangible assets:
    Identifiable intangible assets, primarily cable television
     franchises.................................................  $   6,552
    Goodwill....................................................      3,480
    Investments in other unconsolidated ventures................        653

(I) Represents the issuance of $1.15 billion of U S WEST commercial paper to finance the cash portion of the Merger consideration, the refinancing of Continental's revolving debt facilities with the issuance of $3.441 billion of U S WEST commercial paper, $20 million in estimated closing costs related to the Merger and $4 million in recognition of pension and executive retirement plan obligations at Continental.

(J) Represents the refinancing of Continental's revolving debt facilities with the issuance of $3.441 billion of U S WEST commercial paper and an adjustment of $372 million to reflect Continental's debt and interest rate derivatives at fair value as of September 30, 1996.

(K) Represents an estimated deferred income tax liability of $3.135 billion associated with the Continental purchase price allocation inclusive of Continental's historical deferred income taxes of $405 million.

(L) Represents the elimination of Continental's redeemable common stock.

(M) Represents the issuance of approximately $2.59 billion in Media Stock and $920 million of Series D Preferred Stock at fair value ($1.0 billion in liquidation value) as consideration in the Merger, and elimination of Continental stockholders' deficiency of $1.172 billion.

U S WEST/AIRTOUCH JOINT VENTURE

(N) To deconsolidate U S WEST's domestic cellular revenues and expenses and to reflect, on the equity method of accounting, U S WEST's assumed 26 percent interest in the combined pro forma earnings of the U S WEST/AirTouch Joint Venture.

(O) To record amortization to income of the implied negative goodwill arising from the difference in the pro forma net book value of assets contributed to the U S WEST/AirTouch Joint Venture and U S WEST's assumed share (26 percent) of the total U S WEST/AirTouch Joint Venture assets. The implied negative goodwill is amortized over 40 years. The implied negative goodwill is determined as follows (in millions):

                                                                          SEPTEMBER 30,
                                                                              1996
                                                                          -------------
Net book value of assets contributed by
 U S WEST...............................................................    $   1,037
Net book value of assets contributed by AirTouch........................        4,708
                                                                               ------
Combined net book values contributed....................................    $   5,745
                                                                               ------
                                                                               ------
U S WEST's share at 26 percent..........................................        1,494
Net book value of contribution..........................................        1,037
                                                                               ------
Implied negative goodwill...............................................    $     457
                                                                               ------
                                                                               ------
Annual amortization.....................................................    $      11
                                                                               ------
                                                                               ------
Nine month amortization.................................................    $       8
                                                                               ------
                                                                               ------

(P) To record the income tax effects of the pro forma adjustments.

(Q) To deconsolidate and reflect on the equity method of accounting U S WEST's domestic cellular assets and liabilities and reflect their contribution to the U S WEST/AirTouch Joint Venture at historical cost.

                                                                       EXHIBIT G

                         CONTINENTAL CABLEVISION, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

    The following Unaudited Pro Forma Condensed Combined Financial Statements are based on the historical financial statements of Continental Cablevision, Inc. ("Continental"). The Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the acquisition of the remaining 62.1% interest in Meredith/New Heritage Strategic Partners, L.P. (the "M/NH Buyout") as though the transaction occurred as of September 30, 1996. The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995 gives effect to (i) the acquisition of the cable television business and assets of Providence Journal Company; (ii) the acquisitions of Cablevision of Chicago, Columbia Cable of Michigan and Consolidated Cablevision of California; (iii) the acquisition of the remaining 66.2% interest in N-COM Limited Partnership II ("N-COM"); and (iv) the M/NH Buyout (collectively the "Acquisitions"); (v) the sale of 8.30% senior notes due 2006 and the application of the proceeds therefrom and (vi) the redemption of shares of Teleport Communications Group, Inc. ("TCG") common stock and reclassification of the remaining shares of TCG common stock (the "TCG Transaction") as though each transaction had occurred as of January 1, 1995. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1996 gives effect to (i) the M/NH Buyout and (ii) the TCG Transaction, as though each transaction occurred as of January 1, 1996.

                                                                       EXHIBIT G

                         CONTINENTAL CABLEVISION, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                              DOLLARS IN THOUSANDS

                                                                                       CONTINENTAL
                                                                                       ADJUSTMENTS
                                                                                         FOR THE
                                                                        CONTINENTAL       M/NH        CONTINENTAL
                                                                        HISTORICAL       BUYOUT        PRO FORMA
                                                                       -------------  -------------  -------------
ASSETS
Cash.................................................................  $      27,943  $    5,448(1)  $      33,391
Accounts receivable (net)............................................        106,644       1,455(1)        108,099
Prepaid expenses and other...........................................         14,536         700(1)         15,236
Supplies.............................................................        122,825          --           122,825
Marketable equity securities.........................................        586,726          --           586,726
Investments..........................................................        532,369          --           532,369
Property, plant and equipment (net)..................................      2,358,776      70,967(1)      2,429,743
Other assets (net)...................................................      1,990,496     121,223(1)      2,111,719
                                                                       -------------  -------------  -------------
  Total..............................................................  $   5,740,315  $  199,793     $   5,940,108
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Accounts payable.....................................................  $      83,433  $    2,021(1)  $      85,454
Accrued interest.....................................................         83,657          --            83,657
Accrued and other liabilities........................................        239,715       2,572(1)        242,287
Debt.................................................................      5,792,523     195,200(1)      5,987,723
Deferred income taxes................................................        404,499          --           404,499
Minority interest in subsidiaries....................................         30,449          --            30,449
Redeemable common stock..............................................        277,659          --           277,659
Stockholders' equity (deficiency)....................................     (1,171,620)         --        (1,171,620)
                                                                       -------------  -------------  -------------
  Total..............................................................  $   5,740,315  $  199,793     $   5,940,108
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                       EXHIBIT G

                          CONTINENTAL CABLEVISION INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                              DOLLARS IN THOUSANDS

                                                                                        CONTINENTAL
                                                                                         PRO FORMA
                                                                          CONTINENTAL     FOR THE
                                              CONTINENTAL   CONTINENTAL   ADJUSTMENTS   ACQUISITIONS  CONTINENTAL
                                              ADJUSTMENTS    PRO FORMA   FOR THE SALE   AND FOR THE   ADJUSTMENTS
                                CONTINENTAL     FOR THE       FOR THE      OF 8.30%       SALE OF       FOR TCG     CONTINENTAL
                                HISTORICAL   ACQUISITIONS   ACQUISITIONS     NOTES      8.30% NOTES  TRANSACTIONS    PRO FORMA
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------
Revenues......................   $1,442,392   $ 340,026(2)   $1,782,418   $      --      $1,782,418   $      --      $1,782,418
Costs and expenses:
  Operating...................     498,239      133,693(2)     631,932           --        631,932           --        631,932
  Selling, general and
   administrative.............     339,002       73,758(2)     412,760           --        412,760           --        412,760
  Depreciation and
   amortization...............     341,171      109,809(2)     450,980           --        450,980           --        450,980
  Restricted stock purchase
   program....................      12,005           --         12,005           --         12,005           --         12,005
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------
    Total.....................   1,190,417      317,260      1,507,677           --      1,507,677           --      1,507,677
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------
Operating income..............     251,975       22,766        274,741           --        274,741           --        274,741
Interest expense (net)........     363,826       84,226(2)     448,052        5,046(4)     453,098       (9,077)(5)    444,021
Other (income) expenses
 (net)........................      48,124       (9,170)(2)     38,954           --         38,954      (16,863)(6)     22,091
Minority interest.............         (39)          --            (39)          --            (39)          --            (39)
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------
Loss from operations..........    (159,936)     (52,290)      (212,226)      (5,046)      (217,272)      25,940       (191,332)
Income tax (benefit)
 expense......................     (47,909)     (18,946)(3)    (66,855)      (1,968)(3)    (68,823)      10,117(3)     (58,706)
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------
Net loss before extraordinary
 item.........................   $(112,027)   $ (33,344)     $(145,371)   $  (3,078)     $(148,449)   $  15,823      $(132,626)
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------
                                -----------  -------------  -----------  -------------  -----------  -------------  -----------

                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                              DOLLARS IN THOUSANDS

                                                                  CONTINENTAL    CONTINENTAL     CONTINENTAL
                                                                  ADJUSTMENTS   PRO FORMA FOR    ADJUSTMENTS
                                                    CONTINENTAL     FOR THE          THE           FOR TCG     CONTINENTAL
                                                    HISTORICAL    M/NH BUYOUT    M/NH BUYOUT    TRANSACTIONS    PRO FORMA
                                                    -----------  -------------  --------------  -------------  -----------
Revenues..........................................   $1,413,977   $  40,093(2)    $1,454,070     $      --      $1,454,070
Costs and expenses:
  Operating.......................................     502,671        9,923(2)       512,594            --        512,594
  Selling, general and administrative.............     331,748       10,225(2)       341,973            --        341,973
  Depreciation and amortization...................     352,279        7,595(2)       359,874            --        359,874
  Restricted stock purchase program...............      12,647           --           12,647            --         12,647
                                                    -----------  -------------  --------------  -------------  -----------
    Total.........................................   1,199,345       27,743        1,227,088            --      1,227,088
                                                    -----------  -------------  --------------  -------------  -----------
Operating income..................................     214,632       12,350          226,982            --        226,982
Interest expense (net)............................     353,583       12,412(2)       365,995        (4,569)(5)    361,426
Other (income) expenses (net).....................      61,289          382(2)        61,671       (15,039)(6)     46,632
Minority interest.................................        (263)          --             (263)           --           (263)
                                                    -----------  -------------  --------------  -------------  -----------
Loss from operations..............................    (199,977)        (444)        (200,421)       19,608       (180,813)
Income tax (benefit) expense......................     (40,584)        (173)(3)      (40,757)        7,647(3)     (33,110)
                                                    -----------  -------------  --------------  -------------  -----------
Net loss before extraordinary item................   $(159,393)   $    (271)      $ (159,664)    $  11,961      $(147,703)
                                                    -----------  -------------  --------------  -------------  -----------
                                                    -----------  -------------  --------------  -------------  -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                       EXHIBIT G

                          CONTINENTAL CABLEVISION INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) The M/NH Buyout will be accounted for under the purchase method of accounting. The following adjustments have been recorded to reflect the M/NH Buyout as of September 30, 1996: (i) Continental will borrow approximately $219.2 million to finance the
    M/NH Buyout; (ii) existing indebtedness of Continental to M/NH totalling $24.0 million will be discharged and has been recorded as a reduction to other assets; and (iii) the excess of the purchase price over the tangible assets acquired (primarily acquired franchises) has been recorded to other assets. The M/NH Buyout closed in October 1996.

(2) To record the results of operations for the Acquisitions. The results of operations for certain cable television systems have been adjusted, where necessary, to a December 31 fiscal year end. The results of operations have been adjusted to record interest expense for the year ended December 31, 1995, as a result of approximately $623.7 million of additional debt incurred or to be incurred to finance the Acquisitions and the M/NH Buyout and the net $815.0 million increase in debt as a result of the Providence Journal Merger. The results of operations have been adjusted to record interest expense for the nine months ended September 30, 1996, as a result of approximately $219.2 million of additional debt to be incurred to finance the M/NH Buyout. Incremental interest expense was calculated using Continental's weighted average borrowing rate of 7.6%. Continental's equity in net loss of affiliates includes a loss of $2.6 million for the year ended December 31, 1995 relating to its 33.8% interest in N-COM. This amount has been eliminated to reflect the results of operations of N-COM as if it was wholly owned by Continental during 1995. The results of operations have also been adjusted to record depreciation and amortization expense based on the fair value of the assets acquired. Depreciation expense for property, plant and equipment acquired has been determined based on estimated lives of five to ten years. Costs of acquired franchises and goodwill arising from the Acquisitions are amortized over 40 years. Allocated corporate overhead from parent companies to Providence Journal Cable and M/NH has been eliminated. These costs relate to allocated corporate overhead, such as executive salaries and other corporate departments including treasury, tax and human resources, and include certain management fees. Continental will not be incurring these costs in the future.

    The following table sets forth the historical results of operations for the Acquisitions for the periods in which they were not owned by Continental for the year ended December 31, 1995.

                          YEAR ENDED DECEMBER 31, 1995
                              DOLLARS IN THOUSANDS

                                                     COMPLETED ACQUISITIONS
                                 ---------------------------------------------------------------
                                              CONSOLIDATED   PROVIDENCE    COLUMBIA
                                 CABLEVISION   CABLEVISION     JOURNAL     CABLE OF                 M/NH      PRO FORMA
                                 OF CHICAGO   OF CALIFORNIA     CABLE      MICHIGAN      N-COM     BUYOUT    ADJUSTMENTS    TOTAL
                                 -----------  -------------  -----------  -----------  ---------  ---------  -----------  ---------
Revenues.......................   $  20,828     $   3,233     $ 221,998    $  22,074   $  21,786  $  50,107   $      --   $ 340,026
Costs and expenses:
  Operating....................       8,371         1,535        91,358        8,947       8,742     14,740          --     133,693
  Selling, general and
   administrative..............       5,516           568        45,224        4,675       4,253     13,522          --      73,758
  Allocated corporate overhead
   from parent companies.......          --            --         6,309           --          --      1,578      (7,887)         --
  Depreciation and
   amortization................       2,882         2,356        64,947        6,000      11,586     16,394       5,644     109,809
                                 -----------  -------------  -----------  -----------  ---------  ---------  -----------  ---------
    Total......................      16,769         4,459       207,838       19,622      24,581     46,234      (2,243)    317,260
                                 -----------  -------------  -----------  -----------  ---------  ---------  -----------  ---------
Operating income (loss)........       4,059        (1,226)       14,160        2,452      (2,795)     3,873       2,243      22,766
Interest expense (net).........       6,491         1,219        30,770       --          12,266      9,101      24,379      84,226
Other (income) expenses
 (net).........................          39             9        (2,415)          21         466     (4,643)     (2,647)     (9,170)
                                 -----------  -------------  -----------  -----------  ---------  ---------  -----------  ---------
Income (loss) from operations
 before income taxes...........   $  (2,471)    $  (2,454)    $ (14,195)   $   2,431   $ (15,527) $    (585)  $ (19,489)  $ (52,290)
                                 -----------  -------------  -----------  -----------  ---------  ---------  -----------  ---------
                                 -----------  -------------  -----------  -----------  ---------  ---------  -----------  ---------

(3) To record the income tax effect of the pro forma adjustments at the respective effective rates.

                                                                       EXHIBIT G

(4) To record the net increase in interest expense due to the sale of $600.0 million of 8.30% notes and the application of the net proceeds therefrom to repay $587.1 million of borrowings under the 1994 credit facility and the subsequent reborrowing under the 1994 credit facility to redeem the $100.0 million of floating rate debentures. The incremental interest rate used to calculate the adjustment to interest expense was (i) approximately 7.6% for the 1994 credit facility and (ii) approximately 8.9% for the floating rate debentures.

(5) To record the decrease in interest expense as a result of the $121.0 million repayment of borrowings outstanding under the 1994 credit facility with the net proceeds from the redemption of the TCG common stock. Incremental interest expense was calculated using Continental's weighted average borrowing rate of 7.6%.

(6) To record the decrease in other expense for the reversal of equity losses related to the TCG Transaction.